UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


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                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

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          Date of Report (Date of earliest event reported):
                            March 19, 2010


                   United States Steel Corporation
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                            -------------
        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
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                                 --
   (State or other        (Commission File         (IRS Employer
   jurisdiction of             Number)          Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
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 (Address of principal executive               (Zip Code)
             offices)

                            (412) 433-1121
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                   (Registrant's telephone number,
                         including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Pursuant to an Indenture dated as of May 21, 2007 (the "Indenture") between United States Steel Corporation (the "Corporation") and The Bank of New York Mellon as trustee (the "Trustee") a copy of which was filed as Exhibit 4.1 to the Corporation's Report on Form 8-K filed on May 22, 2007, the Corporation and the Trustee entered into the Fourth Supplemental Indenture dated as of March 19,2010 (the "Supplemental Indenture"). The Supplemental Indenture provides for the issuance and sets forth the terms of the Corporation's 7.375% Senior Notes due 2020 (the "Notes") The Supplemental Indenture also contains covenants regarding limitations on liens and sale-leasebacks and the purchase of the Notes upon a change of control and other customary provisions.

A copy of the Supplemental Indenture is filed herewith as Exhibit 4.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 19, 2010, the Corporation consummated the issuance and sale of
$600,000,000    principal amount of the Notes pursuant to the terms of the
Indenture and the Supplemental Indenture. The material terms of the Notes are set forth in the Notes and in the Indenture and the Supplemental Indenture.

A specimen copy of the Note is filed herewith as Exhibit 4.2.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

     4.1 Fourth Supplemental Indenture dated as of March 19, 2010 to Indenture dated as of May 21, 2007.
     4.2  7.375% Specimen Senior Note due 2020.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Gregory A. Zovko
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     Gregory A. Zovko
     Vice President &
     Controller



Dated:  March 23, 2010